Fees Summary	Dec. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 46,400,000.00
Previously Paid Amount	0.00
Total Fee Amount	7,103.84
Total Offset Amount	0.00
Net Fee	$ 7,103.84